Accrual Basis-1
Case No.: 97-02395PJW Thru 97-02401PJW

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       for the month ending March 31, 1998



                                  Document         Previously     Explanation
Required Attachments:             Attached          Submitted      Attached

1.  Tax Receipts                    ( )                (X)            ( )

2.  Bank Statements                 (X)                ( )            ( )

3.  Most recently filed             ( )                (X)            ( )
    Income Tax Return

4.  Most recent Annual              (X)                ( )            ( )
    Financial Statements
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:



     /s/  Windle R. Ewing                                   Vice President
------------------------------                              --------------------
SIGNATURE OF RESPONSIBLE PARTY                                 TITLE



     Windle R. Ewing                                         June 25, 1998
---------------------------------                            -------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE



PREPARER:

     /s/  Tom Matta                                        Accounting Manager
---------------------------                              -----------------------
SIGNATURE OF PREPARER                                          TITLE



     Tom Matta                                             June 25, 1998
------------------------                                   -------------
PRINTED NAME OF PREPARER                                       DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re:   SA Telecommunications, Inc.                            Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)

                           COMPARATIVE BALANCE SHEET
                                                     1st Quarter

  Assets                              Month           Month          Month
                                      1/31/98         2/28/98        3/31/98

  1    Cash                       $      56,825      $ (147,413)   $   524,628
  2    Accounts Receivable (Net)      4,063,411       4,254,860      3,887,465
  3    Inventory                        136,875         136,875         34,175
  4    Notes Receivable
  5    Prepaid Expenses                 269,620         244,013        303,988
  6    Other (Attach List)              317,184         316,817              0
  7    Total Current Assets           4,843,915       4,805,152      4,750,256
  8    Property, Plant & Equipment   14,596,991      14,602,562     14,722,857
  9    Less: Accumulated
         Depreciation/Depletion       3,183,388       3,340,989      9,121,547
  10   Net Property, Plant &
         Equipment                   11,413,603      11,261,573      5,601,310
  11   Due From Affiliates &
         Insiders
  12   Intangibles (Attach List)     24,870,240      24,695,982      5,026,018
  12a  Debt Issuance Cost             2,272,063       2,250,925              0
  13   Other (Attach List)              234,700         224,563              0
  14   Total Assets               $  43,634,521     $43,238,195    $15,377,584

  POSTPETITION LIABILITIES
  15   Accounts Payable                 168,963         398,454      5,112,631
  15a  Accrued Telecommunications
         Costs                        1,407,067       1,363,186      1,545,240
  16   Taxes Payable                    188,155         361,122        458,823
  16a  Accrued Taxes Payable
  17   Notes Payable                          -
  18   Professional Fees
  19   Secured Debt                           -
  20   Due To Affiliates & Insiders
  21   Other (Attach List)              305,224         165,386        248,308
  22   Total Postpetition
         Liabilities                  2,069,409       2,288,148      7,365,002

  PREPETITION LIABILITIES
  23.  Secured Debt                   8,051,318       8,202,228      7,855,660
  24.  Priority Debt (Attach List)      404,640         183,012         71,162
  24a  Redeemable Preferred Stock     1,401,940       1,401,940      1,620,000
  25   Unsecured Debt                45,187,058      45,203,672     48,168,620
  26   Other (Attach List)
  27   Total Prepetition Liabilities 55,044,956      54,990,852     57,715,442
  28   Total Liabilities             57,114,365      57,279,000     65,080,444

  EQUITY
  29   Owner's Prepetition Equity    (11,788,256)   (11,788,256)   (12,258,875)
  30   Postpetition Cumulative
         Profit or (Loss)             (1,691,588)    (2,252,549)   (37,443,985)
  31.  Total Equity (Deficit)        (13,479,844)   (14,040,805)   (49,702,860)
  32   Total Liabilities &
         Owner's Equity           $   43,634,521   $  43,238,195   $15,377,584

In Re:   SA Telecommunications, Inc.                             Accrual Basis-2
Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)


                                                            MONTH                   MONTH                  MONTH
                                                           1/31/98                 2/28/98                3/31/98
6        Other Current Assets
         A/R-Jack Matz                                      15,214                  15,214                      0
         A/R Prarie Systems, Inc.                           59,917                  59,917                 59,917
         A/R Line Costs                                     93,368                  93,001                 93,001
         Long Distance Network N/R                         148,685                 148,685                148,685
                                                     ------------------------------------------------------------

                                                           317,184                 316,817                301,603
                                                     ============================================================


12       Intangibles

         Goodwill (net of amortization)                 24,870,240              24,695,982              5,026,018
                                                     ============================================================


13       Other Non-Current Assets
         Prepaid Employee Settlement (net)                 212,528                 212,528                      0
         Security Deposits & Miscellaneous                  22,172                  12,035                      0
                                                     ------------------------------------------------------------

                                                           234,700                 224,563                      0
                                                     ============================================================


21       Other Post-Petition Liabilities
         Accr Payroll/Payroll Taxes/Benefits               229,636                 193,049                163,080
         Accr Medical Ins                                   36,347                 (35,290)                85,228
         Accr Property Taxes                                39,241                   7,627                      0
                                                     ------------------------------------------------------------

                                                           305,224                 165,386                248,308
                                                     ============================================================


24       Priority Debt
         Accrued Payroll/Employee Benefits                   5,765                       -
         Accrued Property Taxes                             80,876                  71,162                 71,162
         Accrued Sales Taxes                               317,999                 111,850                      0
                                                     ------------------------------------------------------------

                                                           404,640                 183,012                 71,162
                                                     ============================================================

Case No.  Nos.-2395 (PJW) THROUGH 97-2401 (PJW)                 Accrual Basis -3



                                           SA TELECOMMUNICATIONS, INC.

                                                 INCOME STATEMENT

                                                                First Quarter

                                        Month            Month          Month

                                    Jan, 1998        Feb, 1998      Mar, 1998
                                    ---------        ---------      ---------

      REVENUES
      1 Gross Revenues            $ 2,003,732      $ 1,998,012    $ 2,082,656
      2 Less: Returns & Discounts      23,613           29,905         20,006
      3 Net Revenue               $ 1,980,119      $ 1,968,107    $ 2,062,650

      COST OF GOODS SOLD

      4 Beginning Inventory
      5 Add: Purchases
      6 Less: Ending Inventory
      7 Cost Of Goods Sold          1,319,624        1,429,432      1,757,160
      8 Gross Profit                  660,495          538,675        305,490

      OPERATING EXPENSES

      9  Officer/Insider
           Compensation                84,756           25,424         32,524
      10 Direct Labor/Salaries        369,547          316,434        295,526
      11 Payroll Taxes                 51,386           36,497         31,747
      12 Rent & Lease Expense          57,350           76,289         44,844
      13 Insurance                     41,051           18,131        (89,534)
      14 Depreciation/Amortization    388,115          381,483       (768,339)
      15 General & Administrative     215,532          219,660        251,427
      16 Other (Attach List)
      17 Total Operating Expenses   1,207,737        1,073,918       (201,805)
      18 Operating Income         $  (547,242)     $  (535,243)   $   507,295

      OTHER INCOME & EXPENSES

      19 Other Income (Attach List)
      20 Other Expenses (Attach List)
      21 Interest Expense             (87,767)         (50,856)       (76,421)
      22 Other                         (7,161)          25,205         (9,684)
      23 Net Other Income & Expenses  (94,928)         (25,651)       (86,105)

      REORGANIZATION EXPENSES

      24 Professional Fees
      25 U.S. Trustee Fees             (2,453)               -        (15,261)
      26 Other (Attach List)
      27 Total Reorganization Expenses (2,453)             (67)
      28 Income Tax
      29 NET PROFIT (LOSS)      $    (644,623)   $    (560,961)  $    405,929

Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)                   Accrual Basis -4



CASH RECEIPTS AND
DISBURSEMENTS


                        TOTAL SATEL        TOTAL SATEL         TOTAL SATEL        TOTAL SATEL

                            A/P             MAIN OPER.            P/.R              GREYROCK
1. BEG. BAL             (235,465.00)         33,063.38           (2,315.70)         92,233.59
2. CASH                           -                  -                   -                  -
   SALES
3. RECEIPTS                       -       3,437,575.42                   -         (10,014.10)
4. LOANS &                        -                  -                   -                  -
   ADVANCES
5. SALE                           -                  -                   -                  -
   ASSETS
6. (OTHER)
   PAYDOWNS
   ON
   REVOLVER              239,910.66     (1,087,567.24)         266,220.46          44,992.61
                     ---------------    ---------------     --------------     --------------
7. TOTAL
   RECEIPTS              239,910.66       2,350,008.18          266,220.46          34,978.51
8. TOTAL
   CASH AVAIL.             4,445.66       2,383,071.56          263,904.76         127,212.10
                     -----------------  --------------      --------------     --------------
*DISBURSE-
  MENTS                           -      (2,188,826.11)        (267,077.35)                 -
EOM
BALANCE                    4,445.66         194,245.45           (3,172.59)        127,212.10
                     --------------     --------------      ---------------    --------------





                        TOTAL SATEL       TOTAL SATEL        TOTAL SATEL        TOTAL SATEL

                           MISC.            CD & NEC         PETTY CASH

1. BEG. BAL              (79,720.12)         40,695.44            4,094.95        (147,413.46)
2. CASH                           -                  -                   -                  -
   SALES
3. RECEIPTS                       -                  -                   -       3,427,561.32
4. LOANS &                        -                  -                   -                  -
   ADVANCES
5. SALE                           -                  -                   -                  -
   ASSETS
6. (OTHER)
   PAYDOWNS
   ON
   REVOLVER              370,948.26             172.03                   -        (165,323.22)
                     --------------     --------------      ---------------    --------------
7. TOTAL
   RECEIPTS              370,948.26             172.03                   -       3,262,238.10
8. TOTAL
   CASH AVAIL.           291,228.14          40,867.47            4,094.95       3,114,824.64
                     --------------     --------------      --------------     --------------
*DISBURSE-
  MENTS                 (134,292.81)                 -                   -      (2,590,196.27)
EOM
BALANCE                  156,935.33          40,867.47            4,094.95         524,628.37
                     --------------     --------------      --------------     --------------


* See attached detail of disbursements by check number, date, payee and amount.

Debtor:      SA Telecommunications, Inc. and Subsidiaries        Accrual Basis-5

Case No:     97-2395 through 97-2401

ACCOUNTS RECEIVABLE AGING
             0 - 30 days old                                        $ 1,842,827
             31 - 60 days old                                           542,110
             61 - 90 days old                                           196,136
             91 + days old                                            1,306,392
             Total Accounts Receivable                              $ 3,887,465
             Amount Considered Uncollectable                                  -
             Account Receivable                                     $ 3,887,465




AGING OF POSTPETITION ACCOUNTS PAYABLE
                            0 - 30             31 - 60            61 - 90              91+
                             DAYS               DAYS               DAYS               DAYS               TOTAL
---------------------- ------------------ ------------------ ------------------ ------------------ ------------------

ACCOUNTS PAYABLE       $4,013,933         $  -               $   -              $1,098,698         $5,112,631



STATUS OF POSTPETITION TAXES


                                BEGINNING           AMOUNT                                 ENDING
                                   TAX             WITHHELD             AMOUNT               TAX             DELINQUENT
                               LIABILITY*         OR ACCRUED'            PAID             LIABILITY            TAXES
Federal
Withholding**                      4,456             34,521            28,035             10,942
FICA-Employee**                    5,356             22,075            21,258              6,173
FICA-Employer"                     5,356             22,075            21,258              6,173
Unemployment                         875              1,075               944              1,006
Income
Other (Attach List)
Total Federal Taxes               16,043             79,746            71,496             24,293                   -
State And Local
Withholding                          158              3,576             2,015              1,719
Sales                            361,120        *   135,880            95,367            401,633
Excise
Unemployment                       4,820              5,963             5,179              5,605
Real Property
Personal Property
Other (Attach List)
Total State & Local              366,098            145,420           102,560            408,958                   -
Total Taxes                      382,141            225,165           174,056            433,251                   -



* The beginning liability for state and local sales tax includes an adjustment for $260,817 reclassed from prepetition sales tax

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit

Case Nos. 97-972395 (PJW)   SA TELECOMMUNICATIONS, INC.        ACCRUAL BASIS - 6
THROUGH 02401 (PJW)




BANK RECONCILIATIONS              Acct #1         Acct #2         Acct #3         Acct #4
                                    USC             USC             USC             NEC
A.  Bank                        Wells Fargo     Wells Fargo     Wells Fargo       Various
B.  Acct #                      4311-269112     4311-269120     4311-269138       Various
C.  Purpose                         A/P          Operating        Payroll     Misc. Depository
                                    ---          ---------        -------         ------

1   Balance per Bank Statement         -        304,740.23            274.96     17,469.31
2   + Deposits not credited                           -                  -
3   - Outstanding Checks        (132,552.28)          -                  -             -
4   +/- Other Reconciling items  132,552.28    (208,142.95)        35,496.85           -
                                ============  ==============   ==============   ============
5   Month End Balance per books        -         96,597.28         35,771.81     17,469.31
                                ============  ==============   ==============   ============

BANK RECONCILIATIONS                 Acct #5          Acct #6         Acct #7          Acct #8          Acct #9
                                       LDN              USC             USC              USC             AddTel
A.  Bank                          Southwest Bank      Compass       Wells Fargo           na          Wells Fargo
B.  Acct #                           9050078        712-0018-3      4311-269146         Petty          690018810
C.  Purpose                          Savings         Greyrock        Insurance      Cash Accounts    Sales Tax Acct
                                     -------         --------        ---------      -------------    --------------

1   Balance per Bank Statement        2,516.96      43,708.29      108,723.44         586.43           15,099.47
2   + Deposits not credited               6.65
3   - Outstanding Checks                     -             -        (9,794.06)           -                   -
4   +/- Other Reconciling items              -        (580.08)      42,906.51            -                   -
                                     ==========     ===========    ===========        =======          =========
5   Month End Balance per books       2,523.61      43,128.21      141,835.89         586.43           15,099.47
                                     ==========     ===========    ===========        =======          =========


Case Nos. 97-2395 (PJW)    SA TELECOMMUNICATIONS, INC.         ACCRUAL BASIS - 6
THROUGH 972401 (PJW)



BANK RECONCILIATIONS             Acct #10         Acct #11        Acct #12       Acct #13
                                  AddTel           AddTel          AddTel         AddTel
A.  Bank                        Wells Fargo     Wells Fargo     Wells Fargo     Wells Fargo
B.  Acct #                      0933 051211   1290-000025-000   4443-332515     4443-332762
C.  Purpose                      Operating           CD           Greyrock    Returned Checks
                                 ---------           --           --------    ---------------
1   Balance per Bank Statement   217,775.39      20,874.55         84,083.97          -
2   + Deposits not credited
3   - Outstanding Checks        (128,407.80)
4   +/- Other Reconciling items   (8,915.60)                           (0.08)         -
                               ==============  ==============    =============    ============
5   Month End Balance per books   80,451.99      20,874.55         84,083.89          -
                               ==============  ==============    =============    ============


BANK RECONCILIATIONS                Acct #14      Acct #15           Acct #16       Acct #17         Acct #18
                                     AddTel        AddTel             AddTel        Uniquest         Uniquest
A.  Bank                          Wells Fargo    Wells Fargo            na          Compass       Bank of America
B.  Acct #                        0933 041063    934 041063                        711 9526 0      83130 00519
C.  Purpose                            -         Payroll/ZBA        Petty Cash        A/P            Payroll
                                                 -----------        ----------        ---            -------
1   Balance per Bank Statement         -                  -           3,475.57      21,641.84            32.95
2   + Deposits not credited
3   - Outstanding Checks                          (38,855.33)                            -                   -
4   +/- Other Reconciling items                    (89.07)                               -                   -
                                   ===========    ============       ==========     =================  =======
5   Month End Balance per books        -          (38,944.40)         3,475.57      21,641.84            32.95
                                   ===========    ============       ==========     =================  =======


Case Nos. 97-2395 (PJW)
THROUGH 972401 (PJW)                                           ACCRUAL BASIS - 7
                          SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    Insiders

                                                                                                  Cumulative
                                                            Type of            Amount               Unpaid
      Name                     Position                     Payment            Paid                Balance
 1    Igor Mamantov            VP-Corp Development          Payroll           Resigned
 2    Dennis Lee Gundy         VP-Operations                Payroll           $  9,230.76
 3    Jeffery M. Petrie        VP-Telemarketing             Payroll              5,769.23
 4    Windle R. Ewing          VP-Tariffs and Reg. Affair   Payroll              5,384.60
 5    Thomas J. Brighi         VP-Telemarketing             Payroll              4,446.64
 6    George M. Trevino        Controller                   Payroll           Resigned
 7    Kellie Watts             Asst. General Counsel        Payroll           Resigned
 8    Julie Judd               HR Administrator             Payroll           Resigned
 9    Cheryl Leahy             Asst. Controller             Payroll           Resigned
 10   Chuck Leblo                                           Payroll              7,692.30
                               Total Payments to Insiders                     $ 32,523.53

                                                                  PROFESSIONALS

                                                Date of Court                                                 Total
                             Type of          Order Authorizing       Amount             Amount               Paid
           Name            Professional            Payment           Approved             Paid               To Date
      ---------------- --------------------- --------------------- -------------- --------------------- ------------------
1
2          None                None                  None              None               None
3
4
Total Payments to Professionals


                                        ADEQUATE PROTECTIONS PAYMENTS

                                 Scheduled Monthly                 Amounts Paid          Total Unpaid
       Name of Creditor            Payments Due                  During the Month        Post Petition
1                                       None                          None                   -
2
3
4
5

                   Total          $      -                             $  -


97-02395PJW THRU 97-02401PJW                                    ACCRUAL BASIS-8


-------------------------------------------------------------------------
QUESTIONNAIRE                                              YES     NO
-------------------------------------------------------------------------
-------------------------------------------------------------------------
1.    Have any assets  been sold or  transferred  outside
      the normal course of business this recording period?         X
-------------------------------------------------------------------------
-------------------------------------------------------------------------
2.    Have any funds been disbursed from any
      account other than a debtor in                      X (1)
      possession account?
-------------------------------------------------------------------------
-------------------------------------------------------------------------
3.    Are any postpetition receivables
      (accounts, notes, or loans) due from                          X
      related parties?
-------------------------------------------------------------------------
-------------------------------------------------------------------------
4.    Have any payments been made on
      prepetition liabilities this reporting              X (2)
      period?
-------------------------------------------------------------------------
-------------------------------------------------------------------------
5.    Have any postpetition loans been
      received by the debtor from any party?              X (3)
-------------------------------------------------------------------------
-------------------------------------------------------------------------
6.    Are any postpetition payroll taxes past due?                  X
-------------------------------------------------------------------------
-------------------------------------------------------------------------
7.    Are any postpetition state or federal
      income taxes past due?                                        X
-------------------------------------------------------------------------
-------------------------------------------------------------------------
8.    Are any postpetition real estate taxes past due?              X
-------------------------------------------------------------------------
-------------------------------------------------------------------------
9.    Are any other postpetition taxes past due?                    X
-------------------------------------------------------------------------
-------------------------------------------------------------------------
10.   Are any amounts owed to postpetition
      creditors past due?                                           X
-------------------------------------------------------------------------
-------------------------------------------------------------------------
11.   Have any prepetition taxes been paid
      during the reporting period?                                  X
-------------------------------------------------------------------------
-------------------------------------------------------------------------
12.   Are any wage payments past due?                               X
-------------------------------------------------------------------------
If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

(1)  Prepetition accounts retained during this period per court order.

(2)  Payments for payroll and benefits approved by court order.

(3)  Only amounts per D.I.P. Financing Agreement approved by court order.

-------------------------------------------------------------------------
INSURANCE                                                  YES     NO
-------------------------------------------------------------------------
-------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
      OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?        X
-------------------------------------------------------------------------
-------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?
                                                            X
-------------------------------------------------------------------------
-------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------

If the answer to any of the above  questions is "no",  or if any  policies  have
been  canceled  or  not  renewed  during  this  reporting  period,   provide  an
explanation below. Attached additional sheets if necessary.

-----------------------------------------------------------------------------
                             INSURANCE POLICIES
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
    TYPE OF                                                PAYMENT AMOUNT
    POLICY         CARRIER          PERIOD COVERED          & FREQUENCY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
               See attached    schedule of current policies.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Case Nos. 97-2395(PJW) THROUGH 97-2401(PJW)                    Accrual Basis -9

                           SA Telecommunications, Inc.
                                and Subsidiaries


--------------------------------------------------------------------------------
                                      PERSONNEL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                       Full Time       Part Time
                                                         Total           Total
1.  Total number of employees at beginning of period      136             18
2.  Total number of employees hired during the period       -              -
3.  Number of employees terminated or resigned during
    the period                                             86             17
4.  Total number of employees on payroll at end of
    period                                                 50              1
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                  Change of Address
--------------------------------------------------------------------------------


      If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

      DATE OF CHANGE:                      March 31, 1998

      NEW ADDRESS:            1600 Promenade Center, Suite 1450
                              Richardson, TX 75080